Summary of Operations and Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Summary of Operations and Significant Accounting Policies
Financial Statements
Organization and Basis of Presentation
EQM is a growth-oriented Delaware limited partnership. EQT Midstream Services, LLC (EQM General Partner) is a direct wholly owned subsidiary of EQT GP Holdings, LP (EQGP) and is the general partner of EQM.
EQM's combined financial statements have been prepared in accordance with United States Generally Accepted Accounting Principles (GAAP) for interim financial information and with the requirements of Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, these unaudited combined financial statements include all adjustments (consisting of only normal recurring adjustments, unless otherwise disclosed in this Current Report on Form 8-K) necessary for a fair presentation of the financial position of EQM as of March 31, 2018 and December 31, 2017, and the results of its operations, cash flows and equity for the three months ended March 31, 2018 and 2017. Certain previously reported amounts have been reclassified to conform to the current year presentation. The balance sheet at December 31, 2017 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by GAAP for complete financial statements.
As discussed in Note B, EQM's combined financial statements has been retrospectively recast to include the pre-acquisition results of ROM, Strike Force and Rice WV, which were acquired by EQM effective on May 1, 2018, because this transaction was between entities under common control. The recast is for the period the acquired businesses were under common control of EQT. ROM, Strike Force and Rice WV were acquired by EQT on November 13, 2017 through EQT's merger with Rice Energy Inc. (Rice) (the Rice Merger).
Due to the seasonal nature of EQM's utility customer contracts, the interim statements for the three months ended March 31, 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018.
For further information, refer to the combined financial statements and related footnotes and Item 2, "Management's Discussion and Analysis of Financial Condition and Results of Operations" of this Current Report on Form 8-K.
Recently Issued Accounting Standards
In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers. The standard requires an entity to recognize revenue in a manner that depicts the transfer of goods or services to customers at an amount that reflects the consideration the entity expects in exchange for those goods or services. EQM adopted this standard on January 1, 2018 using the modified retrospective method of adoption. Adoption of the ASU did not require an adjustment to the opening balance of equity. EQM does not expect the standard to have a significant effect on its results of operations, liquidity or financial position. EQM implemented processes and controls to ensure new contracts are reviewed for the appropriate accounting treatment and to generate the disclosures required under the new standard in the first quarter of 2018. For the disclosures required by this ASU, see Note C.
In January 2016, the FASB issued ASU No. 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. The standard primarily affects accounting for equity investments, financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments, and eliminates the cost method of accounting for equity investments. EQM adopted this standard in the first quarter of 2018 with no significant effect on its financial statements or related disclosures.
In February 2016, the FASB issued ASU No. 2016-02, Leases. The standard requires an entity to record assets and obligations for contracts currently recognized as operating leases. Lessees and lessors must apply a modified retrospective transition approach. The ASU will be effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with early adoption permitted. EQM has completed a high-level identification of agreements covered by this standard and will continue to evaluate the effect this standard will have on its financial statements, internal controls and related disclosures.
In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses: Measurement of Credit Losses on Financial Instruments. This ASU amends guidance on reporting credit losses for assets held at amortized cost basis and available for sale debt securities. For assets held at amortized cost basis, this ASU eliminates the probable initial recognition threshold in current GAAP and, instead, requires an entity to reflect its current estimate of all expected credit losses. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The ASU will be effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. EQM is currently evaluating the effect this standard will have on its financial statements and related disclosures.
In January 2017, the FASB issued ASU 2017-04, Simplifying the Test of Goodwill Impairment. ASU 2017-04 simplifies the quantitative goodwill impairment test requirements by eliminating the requirement to calculate the implied fair value of goodwill (Step 2 of the current goodwill impairment test). Instead, a company would record an impairment charge based on the excess of a reporting unit’s carrying value over its fair value (measured in Step 1 of the current goodwill impairment test). Entities will apply the standard’s provisions prospectively. EQM adopted this standard in the first quarter of 2018 with no significant effect on its financial statements or related disclosures.

Summary of Operations and Significant Accounting Policies
Organization and Basis of Presentation
EQM is a growth-oriented Delaware limited partnership formed by EQT in January 2012. EQT Midstream Services, LLC (EQM General Partner) is a direct wholly owned subsidiary of EQT GP Holdings, LP (EQGP) and is the general partner of EQM. References in these combined financial statements to EQT refer collectively to EQT and its consolidated subsidiaries. As discussed in Note 2, EQM's combined financial statements have been retrospectively recast to include the pre-acquisition results of (i) ROM, Strike Force and Rice WV, which were acquired by EQM effective on May 1, 2018, (ii) AVC, Rager and the Gathering Assets, which were acquired by EQM effective on October 1, 2016, and (iii) NWV Gathering, which was acquired by EQM on March 17, 2015, as these were businesses and the transactions were between entities under common control. All recasts are for the periods the acquired businesses were under common control of EQT, which was all pre-acquisition periods except the May 2018 Acquisition as ROM, Strike Force and Rice WV were acquired by EQT on November 13, 2017. Strike Force owns a 75% limited liability company interest in Strike Force Midstream LLC (Strike Force Midstream).
EQM does not have any employees. Operational, management and other services for EQM are provided by employees of EQT and its subsidiaries.
Nature of Business
EQM is a growth-oriented limited partnership formed by EQT to own, operate, acquire and develop midstream assets in the Appalachian Basin. EQM provides midstream services to EQT and third parties in Pennsylvania, West Virginia and Ohio through two primary assets: the gathering system and the transmission and storage system.
As of December 31, 2017, EQM's gathering system included approximately 450 miles of high pressure gathering lines with approximately 2.3 Bcf per day of total firm contracted gathering capacity and multiple interconnect points with EQM's transmission and storage system. EQM's gathering system also includes approximately 1,500 miles of Federal Energy Regulatory Commission (FERC)-regulated low pressure gathering lines. Revenues are primarily generated from EQM's firm gathering contracts.
As of December 31, 2017, EQM's transmission and storage system included an approximately 950-mile FERC-regulated interstate pipeline that connects to seven interstate pipelines and to local distribution companies. The transmission system is supported by 18 associated natural gas storage reservoirs with approximately 645 MMcf per day of peak withdrawal capacity and 43 Bcf of working gas capacity and 41 compressor units. As of December 31, 2017, the transmission assets had total throughput capacity of approximately 4.4 Bcf per day. Revenues are primarily generated from EQM's firm transmission and storage contracts.
Significant Accounting Policies
Principles of Consolidation/Combination: The combined financial statements include the accounts of all entities in which EQM holds a controlling financial interest. EQM applies the equity method of accounting where it can exert significant influence over, but does not control or direct the policies, decisions or activities of an entity.
The combined financial statements reflect the pre-acquisition results of businesses acquired through common control transactions on a combined basis with EQM. See Note 2. Transactions between EQM and EQT have been identified in the combined financial statements as transactions between related parties and are discussed in Note 5.
Segments: Operating segments are revenue-producing components of the enterprise for which separate financial information is produced internally and are subject to evaluation by EQM's chief operating decision maker in deciding how to allocate resources. EQM reports its operations in two segments, which reflect its lines of business. Gathering primarily includes high pressure gathering lines and the FERC-regulated low pressure gathering system. Transmission includes EQM's FERC-regulated interstate pipeline and storage business. The operating segments are evaluated on their contribution to EQM's operating income. All of EQM's operating revenues, income from continuing operations and assets are generated or located in the United States. See Note 4.
Reclassification: Certain previously reported amounts have been reclassified to conform to the current year presentation.
Use of Estimates: The preparation of financial statements in conformity with United States generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.
Cash and Cash Equivalents:  EQM considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.  Interest earned on cash equivalents is included as a reduction to net interest expense in the accompanying statements of combined operations.
Trade and Other Receivables:  Trade and other receivables are stated at their historical carrying amount. Judgment is required to assess the ultimate realization of accounts receivable, including assessing the probability of collection and the creditworthiness of customers. Based upon management's assessments, allowances for doubtful accounts were $0.4 million and $0.3 million at December 31, 2017 and 2016, respectively. EQM also has receivables due from EQT as discussed in Note 5.
Fair Value of Financial Instruments: EQM has categorized its assets and liabilities disclosed at fair value into a three-level fair value hierarchy, based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The carrying value of cash and cash equivalents, accounts receivable, amounts due to/from related parties and accounts payable approximate fair value due to the short maturity of the instruments; these are considered Level 1 fair values. The carrying value of EQM's credit facility borrowings approximates fair value as the interest rates are based on prevailing market rates; this is considered a Level 1 fair value. As EQM's senior notes are not actively traded, their fair value is a Level 2 fair value measurement estimated using a standard industry income approach model which utilizes a discount rate based on market rates for debt with similar remaining time to maturity and credit risk. See Note 9. The fair value of the Preferred Interest is a Level 3 fair value measurement which is estimated using an income approach model utilizing a market-based discount rate. As of December 31, 2017 and 2016, the estimated fair value of the Preferred Interest was approximately $133 million and $132 million, respectively, and the carrying value of the Preferred Interest was approximately $119 million and $123 million, respectively, inclusive of approximately $4 million, for each period, in other current assets in the combined balance sheets.
Property, Plant and Equipment: EQM's property, plant and equipment are stated at depreciated cost. Maintenance projects that do not increase the overall life of the related assets are expensed as incurred. Expenditures that extend the useful life of the underlying asset are capitalized. EQM capitalized internal costs of $46.5 million, $53.2 million and $78.9 million in 2017, 2016 and 2015, respectively. EQM capitalized interest of $4.1 million, $9.4 million and $5.6 million on assets under construction in 2017, 2016 and 2015, respectively, including the debt component of allowance for funds used during construction (AFUDC).

	As of December 31,
	2017	2016
	(Thousands)
Gathering assets	$2,403,202	$1,330,998
Accumulated depreciation	(149,771)	(110,473)
Net gathering assets	2,253,431	1,220,525
Transmission and storage assets	1,674,080	1,563,860
Accumulated depreciation	(248,474)	(205,551)
Net transmission and storage assets	1,425,606	1,358,309
Net property, plant and equipment	$3,679,037	$2,578,834

Depreciation is recorded using composite rates on a straight-line basis over the estimated useful life of the assets. The overall rates of depreciation for the years ended December 31, 2017, 2016 and 2015 were approximately 2.2%, 2.2% and 2.1%, respectively. EQM estimates pipelines have useful lives ranging from 20 years to 65 years and compression equipment has useful lives ranging from 20 years to 50 years. As circumstances warrant, depreciation estimates are reviewed to determine if any changes in the underlying assumptions are necessary. For EQM's regulated fixed assets, depreciation rates are re-evaluated each time it files with the FERC for a change in its transmission and storage rates.
Whenever events or changes in circumstances indicate that the carrying amount of long-lived assets may not be recoverable, EQM reviews its long-lived assets for impairment by first comparing the carrying value of the assets to the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. If the carrying value exceeds the sum of the assets' undiscounted cash flows, EQM estimates an impairment loss equal to the difference between the carrying value and fair value of the assets.
Goodwill: Goodwill is the total cost of an acquisition less the fair value of the identifiable net assets of the acquired business. As a result of EQT's merger with Rice Energy Inc. (Rice) on November 13, 2017 (the Rice Merger), approximately $38.0 million of goodwill was allocated collectively to ROM and Strike Force. Prior to the Rice Merger, ROM and Strike Force had no goodwill.
ROM and Strike Force evaluate goodwill for impairment at least annually during the fourth quarter, or whenever events or changes in circumstances indicate it is more likely than not that the fair value of a reporting unit is less than its carrying amount. ROM and Strike Force first consider qualitative factors to assess whether there are indicators that it is more likely than not that the fair value of a reporting unit may not exceed its carrying amount. To the extent that such indicators exist, a two-step goodwill impairment test is completed. The first step compares the fair value of a reporting unit to its carrying value. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of the goodwill of a reporting unit to its carrying value. If the carrying value of the goodwill of a reporting unit exceeds its implied fair value, the difference is recognized as an impairment charge.
ROM and Strike Force evaluated goodwill for impairment at December 31, 2017 and determined there was no indicator of impairment.
Intangible Assets: EQM did not have any intangible assets prior to the Rice Merger. At the date of the Rice Merger, through pushdown accounting, approximately $623.2 million in intangible assets associated with customer relationships were recorded on ROM and Strike Force. These intangible assets were valued based upon the estimated fair value of the customer contracts at the date of the Rice Merger. The customer contracts were assigned a useful life of 15 years and are amortized on a straight-line basis. Amortization expense for the year ended December 31, 2017 was $5.5 million. The estimated annual amortization expense over the next five years is $41.5 million.
Investment in Unconsolidated Entity: EQM evaluates its investment in unconsolidated entity for impairment whenever events or changes in circumstances indicate that the carrying value of the investment may have experienced a decline in value. When there is evidence of loss in value that is other than temporary, EQM compares the estimated fair value of the investment to the carrying value of the investment to determine whether impairment has occurred. If the estimated fair value is less than the carrying value, the excess of the carrying value over the estimated fair value is recognized as an impairment loss.
Unamortized Debt Discount and Issuance Expense: Discounts and expenses incurred with the issuance of EQM's senior notes are amortized over the term of the debt. These amounts are presented as a reduction of the debt on the accompanying combined balance sheets. Expenses incurred with the issuance and extension of EQM's $1 billion credit facility are presented in other assets on the accompanying combined balance sheets.
Natural Gas Imbalances: EQM experiences natural gas imbalances when the actual amount of natural gas delivered from a pipeline system or storage facility differs from the amount of natural gas scheduled to be delivered. EQM values these imbalances due to or from shippers and operators at current index prices. Imbalances are settled in-kind, subject to the terms of the FERC tariffs. Imbalances as of December 31, 2017 and 2016 were receivables of $5.2 million and $2.8 million, respectively, included in other current assets in the accompanying combined balance sheets with offsetting amounts recorded to system gas, a component of property, plant and equipment. EQM classifies imbalances as current as it expects to settle them within a year.
Asset Retirement Obligations: EQM is under no legal or contractual obligation to restore or dismantle its gathering system and transmission and storage system upon abandonment. Additionally, EQM operates and maintains its gathering system and transmission and storage system and it intends to do so as long as supply and demand for natural gas exists, which EQM expects for the foreseeable future. Therefore, EQM does not have any asset retirement obligations as of December 31, 2017 and 2016.
Contingencies: EQM is involved in various regulatory and legal proceedings that arise in the ordinary course of business. A liability is recorded for contingencies based upon EQM's assessment that a loss is probable and that the amount of the loss can be reasonably estimated. EQM considers many factors in making these assessments, including history and specifics of each matter. Estimates are developed in consultation with legal counsel and are based upon the analysis of potential results. See Note 13.
Regulatory Accounting: EQM's regulated operations consist of interstate pipeline, intrastate gathering and storage operations subject to regulation by the FERC. Rate regulation provided by the FERC is designed to enable EQM to recover the costs of providing the regulated services plus an allowed return on invested capital. The application of regulatory accounting allows EQM to defer expenses and income in its combined balance sheets as regulatory assets and liabilities when it is probable that those expenses and income will be allowed in the rate setting process in a period different from the period in which they would have been reflected in the statements of combined operations for a non-regulated entity. The deferred regulatory assets and liabilities are then recognized in the statements of combined operations in the period in which the same amounts are reflected in rates. The amounts deferred in the combined balance sheets relate primarily to the accounting for income taxes and post-retirement benefit costs. EQM believes that it will continue to be subject to rate regulation that will provide for the recovery of deferred costs. See Note 10.
The following tables present the total regulated operating revenues and expenses, and the regulated property, plant and equipment of EQM.

	Years Ended December 31,
	2017	2016	2015
	(Thousands)
Operating revenues	$383,309	$343,978	$309,984
Operating expenses	$143,614	$114,978	$109,658

	As of December 31,
	2017	2016
	(Thousands)
Property, plant & equipment	$1,787,656	$1,675,433
Accumulated depreciation and amortization	(278,756)	(234,336)
Net property, plant & equipment	$1,508,900	$1,441,097

Revenue Recognition: Reservation revenues on firm contracted capacity are recognized ratably over the contract period based on the contracted volume regardless of the amount of natural gas transported or gathered. Revenues associated with gathered or transported volumes under firm and interruptible contracts are recognized as physical deliveries of natural gas are made.
AFUDC: The carrying costs for the construction of certain long-lived regulated assets are capitalized and amortized over the related assets' estimated useful lives. The capitalized amount for construction of regulated assets includes interest cost (the debt component) and a designated cost of equity (the equity component) for financing the construction of these regulated assets. The debt components of AFUDC for the years ended December 31, 2017, 2016 and 2015 of $0.8 million, $2.4 million and $1.6 million, respectively, were included as a reduction of net interest expense in the statements of combined operations. The equity components of AFUDC for the years ended December 31, 2017, 2016 and 2015 of $5.1 million, $19.4 million and $6.3 million, respectively, were recorded in other income in the statements of combined operations.
Equity-Based Compensation: EQM has awarded equity-based compensation in connection with the EQT Midstream Services, LLC 2012 Long-Term Incentive Plan. These awards will be paid in EQM common units; therefore, EQM treats these programs as equity awards. Awards are recorded at fair value which utilizes the published market price on the grant date. See Note 8.
Net Income per Limited Partner Unit: Net income per limited partner unit is calculated utilizing the two-class method by dividing the limited partner interest in net income by the weighted average number of limited partner units outstanding during the period. EQM's net income is allocated to the general partner and limited partners in accordance with their respective ownership percentages, and when applicable, giving effect to incentive distributions allocable to the general partner. The allocation of undistributed earnings, or net income in excess of distributions, to the incentive distribution rights (IDRs) is limited to available cash (as defined by EQM's partnership agreement) for the period. Any common units issued during the period are included on a monthly weighted-average basis for the periods in which they were outstanding. Diluted net income per limited partner unit reflects the potential dilution that could occur if securities or agreements to issue common units, such as awards under the long-term incentive plan, were exercised, settled or converted into EQM common units. When it is determined that potential common units resulting from an award subject to performance or market conditions should be included in the diluted net income per limited partner unit calculation, the impact is reflected by applying the treasury stock method. Net income attributable to ROM and Strike Force for the period November 13, 2017 through December 31, 2017, to AVC, Rager and the Gathering Assets for the periods prior to October 1, 2016 and to NWV Gathering for the periods prior to March 17, 2015 was not allocated to the limited partners for purposes of calculating net income per limited partner unit as these pre-acquisition amounts were not available to the unitholders.
The phantom units granted to the independent directors of the EQM General Partner will be paid in common units upon a director's termination of service on the EQM General Partner's Board of Directors. As there are no remaining service, performance or market conditions related to these awards, 20,959, 17,196 and 14,017 phantom unit awards were included in the calculation of basic and diluted weighted average limited partner units outstanding for the years ended December 31, 2017, 2016 and 2015, respectively. Potentially dilutive securities included in the calculation of diluted weighted average limited partner units outstanding totaled zero, 20,548 and 160,633 for the years ended December 31, 2017, 2016 and 2015, respectively.
Income Taxes: For federal and state income tax purposes, all income, expenses, gains, losses and tax credits generated flow through to EQM's unitholders; accordingly, there is no provision for income taxes for EQM. Net income for financial statement purposes may differ significantly from taxable income of unitholders because of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements under EQM's partnership agreement.  The aggregate difference in the basis of EQM's net assets for financial and tax reporting purposes cannot be readily determined because information regarding each partner's tax attributes is not available to EQM. ROM, Strike Force and Rice WV were all single-member limited liability companies and wholly-owned subsidiaries of a multi-member LLC and were not subject to federal income tax. See Note 11.
Noncontrolling Interest: Noncontrolling interest represents Gulfport Midstream Holdings, LLC's (Gulfport Midstream) equity ownership of a 25% LLC interest in Strike Force Midstream and is presented as a component of equity in the combined balance sheets. In the combined statements of operations, noncontrolling interest reflects the allocation of earnings to Gulfport Midstream.
Recently Issued Accounting Standards:
In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers. The standard requires an entity to recognize revenue in a manner that depicts the transfer of goods or services to customers at an amount that reflects the consideration the entity expects in exchange for those goods or services. EQM adopted this standard on January 1, 2018 using the modified retrospective method of adoption. Adoption of the ASU did not require an adjustment to the opening balance of equity. EQM does not expect the standard to have a significant effect on its results of operations, liquidity or financial position. EQM implemented processes and controls to ensure new contracts are reviewed for the appropriate accounting treatment and to generate the disclosures required under the new standard in the first quarter of 2018.
In January 2016, the FASB issued ASU No. 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. The standard primarily affects accounting for equity investments, financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments, and eliminates the cost method of accounting for equity investments. EQM adopted this standard in the first quarter of 2018 with no significant effect on its financial statements or related disclosures.
In February 2016, the FASB issued ASU No. 2016-02, Leases. The primary effect of adopting the new standard on leases will be to record assets and obligations for contracts currently recognized as operating leases. Lessees and lessors must apply a modified retrospective transition approach. The ASU will be effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with early adoption permitted. EQM has completed a high level identification of agreements covered by this standard and will continue to evaluate the impact this standard will have on its financial statements, internal controls and related disclosures.
In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses: Measurement of Credit Losses on Financial Instruments. This ASU amends guidance on reporting credit losses for assets held at amortized cost basis and available for sale debt securities. For assets held at amortized cost basis, this ASU eliminates the probable initial recognition threshold in current GAAP and, instead, requires an entity to reflect its current estimate of all expected credit losses. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The ASU will be effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. EQM is currently evaluating the impact this standard will have on its financial statements and related disclosures.
In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments. This ASU addresses the presentation and classification of eight specific cash flow issues. The amendments in the ASU will be effective for public business entities for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period, with early adoption permitted. EQM adopted this standard in the second quarter of 2017 with no material impact on its financial statements and related disclosures.
In January 2017, the FASB issued ASU 2017-04, Simplifying the Test of Goodwill Impairment. ASU 2017-04 simplifies the quantitative goodwill impairment test requirements by eliminating the requirement to calculate the implied fair value of goodwill (Step 2 of the current goodwill impairment test). Instead, a company would record an impairment charge based on the excess of a reporting unit’s carrying value over its fair value (measured in Step 1 of the current goodwill impairment test). Entities will apply the standard’s provisions prospectively. EQM adopted this standard in the first quarter of 2018 with no significant effect on its financial statements or related disclosures.
Subsequent Events: EQM has evaluated subsequent events through the date of the financial statement issuance. See discussion of the subsequent events in Note 2, Note 3 and Note 9.